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                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Greenbelt Division

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                                              )
                                              )
In re                                         )
                                              )
CRIIMI MAE Inc., et al.,                      )        Chapter 11
                                              )        Case Nos. 98-2-3115(DK)
                      Debtors.                )        through 98-2-3117(DK)
                                              )        (Jointly Administered)
                                              )
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               NOTICE OF APPROVAL OF DEBTORS' SECOND AMENDED JOINT
                    DISCLOSURE STATEMENT, HEARING TO CONSIDER
                CONFIRMATION OF THE DEBTORS' THIRD AMENDED JOINT
                   PLAN OF REORGANIZATION, VOTING RECORD DATE,
               AND DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION

NOTICE IS HEREBY GIVEN THAT:

         1. On August 24, 2000, the United States Bankruptcy Court for the District of Maryland, Greenbelt Division (the "Bankruptcy Court") entered an Order approving, pursuant to Section 1125 of Title 11 of the United States Code (the "Bankruptcy Code"), the Second Amended Joint Disclosure Statement filed by CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Holdings II, L.P. ("Holdings") and CRIIMI MAE Management, Inc. ("CMM") as debtors and debtors-in-possession (collectively, the "Debtors") and the Official Committee of Equity Security Holders of CMI (the "Equity Committee"), originally filed with the Bankruptcy Court on April 25, 2000 and as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13 and 21 and August 18, 2000 (the "Disclosure Statement") with respect to the Third Amended Joint Plan of Reorganization, filed by the Debtors and the Equity Committee on April 25, 2000 and as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13, 14 and 21, 2000 (the "Plan"). The Plan is included as Exhibit A to the Disclosure Statement. Unless otherwise defined, all capitalized terms used herein shall have the meaning assigned to such terms in the Plan or the Order approving the Disclosure Statement.

         2. The Bankruptcy Court in its Order entered on August 24, 2000 (i) approved the Disclosure Statement as containing "adequate information" pursuant to Section 1125 of the Bankruptcy Code; (ii) fixed the time within which creditors and equity interest holders may vote to accept or reject the Plan; (iii) fixed the date, time and place for the hearing on confirmation of the Plan; (iv) approved the form of ballots and voting procedures; and (v) approved the manner of notice (the "Disclosure Statement Order"). If you have a claim against or an interest in any of the Debtors, you should review the Plan and the Disclosure Statement.

         3. Pursuant to the Disclosure Statement Order, the following holders of impaired claims against and impaired interests in the Debtors will have the right to vote to accept or reject the Plan: Class A1(Holder of Citicorp Secured Claim against CMI),

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Class A2 (Holder of First Union Secured Claim against CMI), Class A3 (Holder of GACC Secured Claim against CMI), Class A4 (Holder of Lehman Secured Claim against CMI), Class A5 (Holder of Merrill Secured Claim against CMI), Class A6 (Holder of Morgan Stanley Secured Claim against CMI), Class A7 (Holders of Other Secured Claims against CMI), Class A9 (Holders of Old Senior Note Claims), Class A10 (Holders of CMI General Unsecured Claims), Class A11 (Holders of CMI Guarantee Claims), Class A13 (Holders of CMI Intercompany Claims), Class A14 (Holders of Series B Preferred Stock Interests in CMI), Class A16 (Holders of Former Series C Preferred Stock Interests in CMI), Class A18 (Holders of Old Series D Preferred Stock Interests in CMI), Class A20 (Holders of Series F Preferred Stock Interests in CMI), Class A21 (Holders of CMI Common Stock), Class B1 (Holder of First Union Secured Claim against CMM), Class B2 (Holders of Other Secured Claims against CMM), Class B5 (Holders of CMM General Unsecured Claims), Class B6 (Holders of CMM Intercompany Claims), Class C1 (Holder of Citicorp Secured Claim against Holdings), Class C2 (Holders of Other Secured Claims against Holdings), Class C5 (Holders of Holdings General Unsecured Claims), Class C6 (Holders of Holdings Intercompany Claims).

         4. All persons and entities entitled to vote on the Plan, except beneficial owners of Senior Notes or Stock whose Notes or Stock are held in street name, must deliver their ballots by mail, by overnight courier or by personal delivery so that they are received by no later than 5:00 p.m. (Eastern Time) on October 20, 2000 (the "Voting Deadline") by the Balloting Agent at: (by mail to) CRIIMI MAE Inc., et al. Ballot Processing, P.O. Box 5204, FDR Station, New York, New York 10150-5204 or (by courier or personal delivery to) Bankruptcy Services LLC, 70 East 55th Street, 6th Floor, New York, New York 10022, Attn: Alex Houghton. All beneficial owners of Senior Notes or Stock whose Notes or Stock are held in street name must return their ballots to the Master Balloting Agent from whom they received their ballots no later than 2:00 p.m. (Eastern Time) on October 20, 2000 (the "Beneficial Owner Ballot Deadline") at the address and in accordance with the instructions for return of said ballots set forth in such ballots.

         5. For voting purposes, September 5, 2000 shall be the "Voting Record Date" for the holders of claims and interests.

         6. A hearing to consider confirmation of the Plan, any objections that may be interposed and any other matter that may properly come before the Bankruptcy Court will commence in the United States Bankruptcy Court, Courtroom 3C, 6500 Cherrywood Lane, Greenbelt, Maryland, on November 15, 2000 at 10:00 a.m. (Eastern Time) or as soon thereafter as counsel may be heard (the "Confirmation Hearing"). You may, but are not required to, attend the Confirmation Hearing. The Confirmation Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at the Confirmation Hearing and at any adjourned hearing.

         7. Objections, if any, to confirmation of the Plan must: (a) be in writing; (b) state the name and address of the party so objecting and the nature of the Claim or Interest of such party; (c) state with particularity the basis and nature of any objection to confirmation of the Plan and all facts and authorities upon which such objecting party relies; and (d) be filed with the Bankruptcy Court and served on the following parties so

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that they are received by no later than November 3, 2000: (i) Richard L.
Wasserman, Esquire, Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank and Trust Building, Two Hopkins Plaza, Baltimore, Maryland 21201, Co-Counsel for CRIIMI MAE Inc. and CRIIMI MAE Holdings II, L.P., Debtors-in-Possession,
(ii) Stanley J. Samorajczyk, Esquire, Akin, Gump, Strauss, Hauer and Feld, L.L.P., 1333 New Hampshire Ave., N.W., Washington, D.C. 20036, Co-Counsel for CRIIMI MAE Inc. and CRIIMI MAE Holdings II, L.P., Debtors-in-Possession,
(iii) Morton A. Faller, Esquire, Shulman, Rogers, Gandal, Pordy and Ecker, P.A., 11921 Rockville Pike, Third Floor, Rockville, Maryland 20852-2753, Counsel for CRIIMI MAE Management, Inc., Debtor-in-Possession, (iv) Michael St. Patrick Baxter, Esquire, Covington & Burling, 1201 Pennsylvania Ave., N.W., Washington, D.C. 20004-2401, Counsel for the Official Committee of Equity Security Holders of CRIIMI MAE Inc., (v) Daniel M. Lewis, Esquire, Arnold & Porter, 555 Twelfth Street, N.W., Washington, D.C. 20004-1206, Counsel for the Official Committee of Unsecured Creditors of CRIIMI MAE Inc.,
(vi) Paul M. Nussbaum, Esquire, Whiteford, Taylor & Preston, LLP, Seven Saint Paul Street, Suite 1400, Baltimore, Maryland 21202-1626, Counsel for the Official Committee of Unsecured Creditors of CRIIMI MAE Management, Inc., and
(vii) Clifford J. White, III, Esquire, Office of U.S. Trustee, 6305 Ivy Lane, Greenbelt, Maryland 20770.

         8. Any questions or requests for assistance with respect to Ballots or Master Ballots or requests for additional copies of the Disclosure Statement, Ballots or Master Ballots must be directed to the Balloting Agent at the following address: Bankruptcy Services LLC, 70 E. 55th Street, 6th Floor, New York, NY 10022, Attn: Alex Houghton, (212) 376-8494.

Dated:  August 25, 2000.

Richard L. Wasserman                          Morton A. Faller
VENABLE, BAETJER AND HOWARD, LLP              SHULMAN, ROGERS, GANDAL,
1800 Mercantile Bank and Trust Building          PORDY AND ECKER, P.A.
Two Hopkins Plaza                             11921 Rockville Pike, Third Floor
Baltimore, Maryland 21201                     Rockville, Maryland 20852-2753
(410) 244-7400                                (301) 231-0928

and                                           Counsel for CRIIMI MAE
                                              Management, Inc., Debtor and
Stanley J. Samorajczyk                        Debtor-in-Possession
AKIN GUMP STRAUSS, HAUER AND
     FELD, LLP                                Michael St. Patrick Baxter
1333 New Hampshire Avenue, N.W.               COVINGTON & BURLING
Washington, D.C. 20036                        1201 Pennsylvania Avenue, N.W.
(202) 887-4000                                Washington, D.C.  20004-2401
                                              (202) 662-6000

Co-Counsel for CRIIMI MAE Inc. and
CRIIMI MAE Holdings II, L.P.,                 Counsel for the Official Committee
Debtors and Debtors-in-Possession             of Equity Security Holders of
                                              CRIIMI MAE Inc.

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